EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kyto Biopharma, Inc. and Subsidiary (the “Company”) on Form 10-Q for the three months ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Georges Benarroch, President and Chief Executive Officer, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: November 13, 2009	By:	/s/ GEORGES BENARROCH
Georges Benarroch Acting President & Chief Executive Officer and Acting Chief Financial Officer